UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 2, 2010

STAAR Surgical Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11634 (Commission File Number)	95-3797439 (I.R.S. Employer Identification No.)

1911 Walker Ave, Monrovia, California (Address of principal executive offices)		91016 (Zip Code)

Registrant’s telephone number, including area code: 626-303-7902

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company is filing this Amendment No. 2 to its Current Report on Form 8-K, originally filed on March 8, 2010, in response to comments received from the SEC. This Amendment re-presents Item 9.01 in its entirety to provide expanded pro forma financial information for the last three completed fiscal years.

Item 9.01 – Financial Statements and Exhibits

(b) Pro Forma Financial Information.

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of January 1, 2010;
(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended January 1, 2010;
(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended January 2, 2009;
(iv)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 28, 2007.

The unaudited pro forma statements of operations for the years ended January 1, 2010, January 2, 2009 and December 28, 2007 give effect to the divestiture of Domilens as if STAAR had disposed of Domilens on December 30, 2006, the first day of our 2007 fiscal year.  The pro forma balance sheet as of January 1, 2010 gives effect to the divestiture of Domilens as if STAAR had disposed of it on January 1, 2010.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the disposition of Domilens.

The unaudited pro forma consolidated statements of operations and consolidated balance sheet have been prepared for illustrative purposes only and do not exclude cost savings from operational efficiencies, revenue synergies or operating strategies employed prior to the disposition. Therefore, the pro forma financial information is not necessarily indicative of the operating results that we would have achieved had the disposition actually occurred on December 30, 2006 or our financial position had the disposition actually occurred on January 1, 2010, and should not be construed as a representation of our future operating results or financial position.

The unaudited pro forma consolidated financial information should be read in conjunction with our audited Consolidated Financial Statements and the notes thereto included in our Annual Reports on Form 10-K for the fiscal years ended January 2, 2009 and December 28, 2007, and the unaudited interim Consolidated Financial Statements and the notes thereto included in our quarterly report on Form 10-Q for the quarter ended October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

March 23, 2010	By:	/s/ Deborah Andrews
Deborah Andrews
Vice President and Chief Financial Officer

STAAR SURGICAL COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
JANUARY 1, 2010
(IN THOUSANDS)

		Pro Forma Adjustments to
		Dispose Domilens
		Deconsolidate	Estimated
	Unaudited	Domilens	Proceeds	Footnotes	Pro Forma
ASSETS
Current assets:
Cash	$6,330	$(1,597)	$12,998	(A)	$17,731
Restricted cash	7,396	-	$136	(B)	7,532
Accounts receivable, net	9,269	(1,685)	-		7,584
Inventories	14,820	(3,559)	-		11,261
Prepaids and other current assets	2,591	(596)	-		1,995
Other current assets	-	-	$98	(C)	98
Total current assets	$40,406	$(7,437)	$13,232		$46,201

Property, plant and equipment, net	5,005	(1,171)	-		3,834
Intangibles, net	4,148	-	-		4,148
Goodwill	7,879	(6,302)	-		1,577
Other assets	1,243	-	-		1,243
Total assets	$58,681	$(14,910)	$13,232		$57,003

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	7,825	(2,725)	-		5,100
Accrued legal judgments	11,919	-	-		11,919
Other current liabilities	8,861	(1,092)	-		7,769
	-	-	485	(D)	485
	-	-	136	(E)	136
	-	-	64	(F)	64
	-	-	45	(G)	45
Line of credit	2,160	-	-		2,160
Note payable, net of discount	4,503	-	-		4,503
Total current liabilities	$35,268	$(3,817)	$730		$32,181

Obligations under capital leases	1,098	(267)	-		831
Other long term liabilities	2,789	-	-		2,789
Total liabilities	$39,155	$(4,084)	$730		$35,801

Series A redeemable, convertible preferred stock	6,784	-	-		6,784

Common stock	348	-	-		348
Additional paid-in capital	149,559	-	-		149,559
Accumulated other comprehensive income	3,254	(2,255)	-		999
Accumulated deficit	(140,419)	(8,571)	$12,502	(H)	(136,488)
Total stockholders' equity	$12,742	$(10,826)	$12,502		$14,418

Total liabilities, redeemable convertible preferred stock and stockholders' equity	$58,681	$(14,910)	$13,232		$57,003

(A) - Represents the net cash proceeds from the sale of Domilens, net of $136k escrow funds withheld for future contingent tax liabiliy pending tax audits. Detailed as follows:

000s	EUR	USD
Sales price	9,686	$13,134
Less: Escrow funds	(100)	$(136)	(B)
Net sales price per share purchase agreement	9,586	$12,998

(B) - Represents the restricted cash escrow established for contingent tax liability pending tax audit by both parties.

(C) - Represents receivable from Domilens for Q42009 management fees not yet paid as of close of transaction.

(D) - Represents the incentive ($146) and success ($339) fees payable to the investment bank upon closing of transaction.

(E) - Represents the restricted cash escrow established for contingent tax liability pending tax audit by both parties.

(F) - Represents the total marketing allowance payable by STAAR to the new company in four equal installments.

(G) - Represents the estimated tax on sale owed by STAAR.

(H) - Pro Forma Gain calculation:

$000s
- Net proceeds	$12,502
- Net assets (Domilens)	(8,571)
- Pro forma gain on sale	$3,931
- Actual gain may be different than pro forma gain.

STAAR SURGICAL COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED JANUARY 1, 2010
(In thousands, except per share data)

	% of Sales	Unaudited	% of Sales	Deconsolidate Domilens	Pro Forma Adjustments	Footnotes	% of Sales	Pro Forma

Net sales	100.0%	$75,345	100.0%	(24,286)	$750	(a)	100.0%	51,809
Cost of goods sold	44.4%	33,452	56.8%	(13,783)	307	(a)	38.6%	19,976
Gross profit	55.6%	$41,893	43.2%	$(10,503)	$443		61.4%	$31,833

General and administrative	21.4%	16,119	0.0%	-	(463)	(b)	30.2%	15,656
Sales and marketing	32.2%	24,257	36.9%	(8,958)	-		29.5%	15,299
Research and development	7.8%	5,893	0.0%	-	-		11.4%	5,893
Other expenses	9.6%	7,209	0.0%	-	-		13.9%	7,209
Total selling, general and administrative	71.0%	$53,478	36.9%	$(8,958)	$(463)		85.0%	$44,057

Operating loss	-15.4%	(11,585)	6.3%	(1,545)	906		-23.6%	(12,224)

Other Income/(expense)
Interest income	0.1%	60	0.2%	(41)	-		0.0%	19
Interest expense	-2.4%	(1,801)	0.0%	12	-		-3.5%	(1,789)
Foreign currency gain/(loss)	0.0%	-	-0.5%	124	-		0.2%	124
Other income/(expense)	0.4%	290	0.1%	(33)	-		0.5%	257
Other income/(expense), net	-1.9%	(1,451)	-0.2%	62	-		-2.7%	(1,389)

Loss before provision for income taxes	-17.3%	(13,036)	6.1%	(1,483)	906		-26.3%	(13,613)
Provision for income taxes	-2.0%	(1,492)	-1.4%	338	(227)	(c)	-2.7%	(1,381)
Net loss	-19.3%	$(14,528)	4.7%	$(1,145)	$679		-28.9%	$(14,994)

Loss per share - basic and diluted		$(0.45)		$(0.04)	$0.02			$(0.46)

Weighted average shares outstanding - basic and diluted		32,498		32,498	32,498			32,498

(a)  - Represents the intercompany sales and cost of sales made to Domilens which was eliminated in consolidation when Domilens was wholly owned by STAAR Surgical AG, which would have been earned assuming Domilens was not part of the Company and therefore not eliminated in consolidation.

(b) - Represents the direct and incremental transaction costs related to the sale of Domilens incurred through the period presented.

(c) - Based on average effective tax rate of 25%.

Pro Forma Excludes Management Fees as those are not considered to be earned or available if STAAR Surgical AG did not own Domilens.

STAAR SURGICAL COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED JANUARY 2, 2009
(In thousands, except per share data)

	% of		% of	Deconsolidate	Pro Forma		% of
	Sales	As Reported	Sales	Domilens	Adjustments	Footnotes	Sales	Pro Forma

Net sales	100.0%	$74,894	100.0%	(25,124)	$1,070	(a)	100.0%	50,840
Cost of goods gold	46.4%	34,787	56.1%	(14,090)	511	(a)	41.7%	21,208
Gross profit	53.6%	$40,107	43.9%	$(11,034)	$559		58.3%	$29,632

General and administrative	21.0%	15,730	0.0%	-	-	(b)	30.9%	15,730
Sales and marketing	36.1%	27,053	34.2%	(8,580)	-		36.3%	18,473
Research and development	10.6%	7,938	0.0%	-	-		15.6%	7,938
Other expenses	13.0%	9,773	0.0%	-	-		19.2%	9,773
Total selling, general and administrative	80.7%	$60,494	34.2%	$(8,580)	$-		102.0%	$51,914

Operating loss	-27.1%	(20,387)	9.7%	(2,454)	559		-43.7%	(22,282)

Other Income/(expense)
Interest income	0.2%	160	0.2%	(47)	-		0.2%	113
Interest expense	-1.2%	(901)	0.0%	4	(116)	(c)	-2.0%	(1,013)
Foreign Currency gain/(loss)	-0.9%	(696)	-1.1%	287	-		-0.8%	(409)
Other income/(expense)	0.2%	152	0.1%	(27)	-		0.2%	125
Other income/(expense), net	-1.7%	(1,285)	-0.8%	217	(116)		-2.4%	(1,184)

Loss before provision for income taxes	-28.8%	(21,672)	8.9%	(2,237)	443		-46.1%	(23,466)
Provision for income taxes	-2.0%	(1,523)	-2.2%	548	(111)	(d)	-1.9%	(1,086)
Net loss	-30.8%	$(23,195)	6.7%	$(1,689)	$332		-48.0%	$(24,552)

Loss per share - basic and diluted		$(0.79)		$(0.06)	$0.01			$(0.83)

Weighted average shares outstanding - basic and diluted		29,474		29,474	29,474			29,474

(a)  - Represents the intercompany sales and cost of sales made to Domilens which was eliminated in consolidation when Domilens was wholly owned by STAAR Surgical AG, which would have been earned assuming Domilens was not part of the Company and therefore not eliminated in consolidation.

(b) - N/A - None incurred as of this period presented.

Pro Forma Excludes Management Fees as those are not considered to be earned or available if STAAR Surgical AG did not own Domilens,

(c) - Represents the interest expense recorded in connection with the Domilens intercompany loans payable by STAAR that would have not been eliminated had Domilens not been a subsidiary of the Company.

(d) - Based on average effective tax rate of 25%.

STAAR SURGICAL COMPANY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 28, 2007
(In thousands, except per share data)

	% of		% of	Deconsolidate	Pro Forma		% of
	Sales	As Reported	Sales	Domilens	Adjustments	Footnotes	Sales	Pro Forma

Net sales	100.0%	$59,363	100.0%	(23,731)	934	(a)	100.0%	36,566
Cost of goods sold	50.7%	30,097	58.4%	(13,849)	482	(a)	45.8%	16,730
Gross profit	49.3%	$29,266	41.6%	$(9,882)	$452		54.2%	$19,836

General and administrative	21.8%	12,951	0.0%		-	(b)	35.4%	12,951
Sales and marketing	40.0%	23,723	35.8%	(8,496)	-		41.6%	15,227
Research and development	11.3%	6,711	0.0%		-		18.4%	6,711
Other expenses	0.0%	-	0.0%		-		0.0%	-
Total selling, general and administrative	73.1%	$43,385	35.8%	$(8,496)	$-		95.4%	$34,889

Operating loss	-23.8%	(14,119)	5.8%	(1,386)	452		-41.2%	(15,053)

Other Income/(Expense)
Equity in operations of joint venture	-0.5%	(280)	0.0%	-	-		-0.8%	(280)
Interest income	0.6%	336	0.3%	(67)	-		0.7%	269
Interest expense	-0.8%	(486)	0.0%	1	-		-1.3%	(485)
Foreign Currency gain/(loss)	-0.5%	(295)	-0.6%	139	-		-0.4%	(156)
Other income/(expense)	-0.5%	(312)	0.0%	-	-		-0.9%	(312)
Other income/(expense), net	-1.7%	(1,037)	-0.3%	73	-		-2.6%	(964)

Loss before provision for income taxes	-25.5%	(15,156)	5.5%	(1,313)	452		-43.8%	(16,017)
Provision for income taxes	-1.4%	(843)	0.2%	(40)	(113)	(c)	-2.7%	(996)
Net loss	-26.9%	$(15,999)	5.7%	$(1,353)	$339		-46.5%	$(17,013)

Loss per share - basic and diluted		$(0.57)		$(0.05)	$0.01			$(0.60)

Weighted average shares outstanding - basic and diluted		28,121		28,121	28,121			28,121

 (a)  - Represents the intercompany sales and cost of sales made to Domilens which was eliminated in consolidation when Domilens was wholly owned by STAAR Surgical AG, which would have been earned assuming Domilens was not part of the Company and therefore not eliminated in consolidation.

(b) - N/A - None incurred as of this period presented.

(c) - Based on average effective tax rate of 25%.

Pro Forma Excludes Management Fees as those are not considered to be earned or available if STAAR Surgical AG did not own Domilens,